Rule 497(e)
                                                 File Nos. 33-84450 and 811-8782


                            The Montgomery Funds III

                      Supplement dated May 22, 2000 to the
                         Prospectus dated April 30, 2000


Effective May 31, 2000, the Montgomery Variable Series: Growth Fund will be managed by Andrew Pratt. The investment background of Andrew Pratt is set forth below:

Andrew Pratt, CFA, Portfolio Manager
Mr. Pratt joined Montgomery in 1993 as part of the Growth Equity team responsible for managing the Montgomery Growth and U.S. Emerging Growth Funds. More recently, he has been managing core U.S. equity portfolios for institutional clients. Prior to joining Montgomery, Mr. Pratt was at Hewlett-Packard Company, where, as an equity analyst, he managed a portfolio of small-cap technology companies and researched private placement and venture capital investments. Previously, he worked in the Capital Markets Group at Fidelity Investments in Boston. Mr. Pratt holds a Bachelor of Arts degree from University of Wisconsin and a Master of Science in Finance from Boston College. He is a chartered financial analyst.